UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)

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Insured Municipal Income Fund Inc.
(Name of Registrant as Specified In Its Charter)

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Insured Municipal Income Fund Inc.

(New York Stock Exchange Trading Symbol: PIF)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 10, 2009

Important Notice regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on December 10, 2009: The Notice of Special Meeting of Shareholders and Proxy Statement are available on the Internet at www.icommaterials.com.

To the shareholders:

Notice is hereby given that a special meeting (the “Meeting”) of stockholders (herein referred to as “shareholders”) of Insured Municipal Income Fund Inc., a Maryland corporation (the “Fund”), will be held on December 10, 2009 at 11:00 AM, Eastern time, at the offices of Blank Rome LLP, 405 Lexington Avenue, New York, NY 10174, for the following purposes:

Matters to be voted upon by all shareholders:

(1)	To elect three directors to serve until the annual meeting of shareholders in 2010 and until their successors are elected and qualify or until they resign or are otherwise removed;

(2)	To approve a new investment advisory agreement between the Fund and Brooklyn Capital Management, LLC;

(3)	To approve the replacement of the Fund’s fundamental investment objective with a non-fundamental investment objective of providing total return;

(4)	To eliminate the Fund’s fundamental investment policy to invest at least 80% of its net assets in insured municipal obligations;

(5)	To ratify the selection of Tait, Weller & Baker LLP as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and

(6)	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The voting provisions previously applicable to the Fund’s auction preferred stock (“APS”), which provide that two directors are to be elected by a vote of only the holders of the Fund’s APS, are inapplicable to the proposals contained in this Proxy Statement as the Fund, prior to the Meeting, will have redeemed all outstanding APSs.

You are entitled to vote at the Meeting and any adjournment or postponement thereof if you owned shares of the Fund’s common stock at the close of business on October 30, 2009.  If you attend the Meeting, you may vote your shares in person.  Whether or not you expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope so that a quorum will be present and a maximum number of shares may be voted.  You may change your vote at any time by submitting a later-dated proxy or by voting at the Meeting.

By order of the Board of Directors,

Phillip Goldstein
Chairman of the Board

November 18, 2009

Your vote is important no matter how many shares you own
Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the postage paid envelope provided.  If you sign, date and return the proxy card but give no voting instructions, your shares will be voted “FOR” the nominees for director named in the attached Proxy Statement (i.e., Proposal 1), “FOR” the proposal to approve the investment advisory agreement between the Fund and Brooklyn Capital Management, LLC (i.e., Proposal 2), “FOR” the proposal to approve the replacement of the Fund’s fundamental investment objective with a non-fundamental investment objective of providing total return (i.e., Proposal 3), “FOR” the proposal to eliminate the Fund’s fundamental investment policy (i.e., Proposal 4), “FOR” the ratification of the selection of Tait, Weller & Baker LLP as the Fund’s independent registered public accounting firm for the fiscal  year ending December 31, 2009 (i.e., Proposal 5), and, in the proxies’ discretion, either “FOR” or “AGAINST” any other business that may properly arise at the Meeting.  In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing in your enclosed proxy card promptly.

Instructions for signing proxy cards

The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

1.         Individual accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.        Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.        All other accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid signature
Corporate accounts
(1) ABC Corp.	ABC Corp.
John Doe, treasurer
(2) ABC Corp.	John Doe, treasurer
(3) ABC Corp. c/o John Doe, treasurer	John Doe
(4) ABC Corp. profit sharing plan	John Doe, trustee

Partnership accounts
(1) The XYZ partnership	Jane B. Smith, partner
(2) Smith and Jones, limited partnership	Jane B. Smith, general partner

Trust accounts
(1) ABC trust account	Jane B. Doe, trustee
(2) Jane B. Doe, trustee u/t/d 12/18/78	Jane B. Doe

Custodial or estate accounts
(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., executor

Insured Municipal Income Fund Inc.
615 East Michigan Street
Milwaukee, WI 53202

PROXY STATEMENT
December 10, 2009

Introduction

 Special Meeting of Shareholders to be Held on December 10, 2009

This proxy statement (the “Proxy Statement”) is furnished to the stockholders (herein referred to as “shareholders”) of Insured Municipal Income Fund Inc. (the “Fund”) in connection with the solicitation by the Fund’s Board of Directors (the “Board”) of proxies to be used at the special meeting (the “Meeting”) of the shareholders of the Fund to be held on December 10, 2009, at 11:00 AM, Eastern time, at the offices of Blank Rome LLP, 405 Lexington Avenue, New York, NY 10174, or any adjournment or postponement thereof.  This Proxy Statement and the related proxy card will first be mailed to shareholders on or about November 19, 2009.

Quorum.  The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the shares outstanding on October 30, 2009) is necessary to constitute a quorum for the transaction of business.  In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the chairman of the Meeting may adjourn the Meeting, or the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  If submitted to shareholders, any such adjournment will require the affirmative vote of holders of a majority of those shares represented at the Meeting in person or by proxy (or a majority of votes cast if a quorum is present).  A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Required Vote for Adoption of Proposals.  Proposal 1 (to elect three directors) requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy on such Proposal, provided a quorum is present.  Proposal 2 (to approve the investment advisory agreement between the Fund and Brooklyn Capital Management, LLC (the “Proposed Adviser”)), Proposal 3 (to approve the replacement of the Fund’s fundamental investment objective with a non-fundamental investment objective of providing total return) and Proposal 4 (to eliminate the Fund’s fundamental investment policy to invest at least 80% of its net assets in insured municipal obligations) each require the affirmative vote of a majority of the outstanding voting securities of the Fund.  Under the Investment Company Act of 1940, as amended (the “1940 Act”), the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares present at the Meeting or represented by proxy if the holders of 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding voting shares.  Proposal 5 (to ratify the selection of Tait, Weller & Baker LLP as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2009) requires the affirmative vote of the holders of a simple majority, defined as a majority of the votes cast by holders of shares of the Fund’s common stock present in person or represented by proxy at the Meeting, provided a quorum is present.

All of the outstanding shares of the Fund’s common stock will vote together as a single class.  Each full share is entitled to one vote, and each fractional share is entitled to a proportionate share of one vote.

A broker non-vote occurs when the broker returns a properly executed proxy for shares held by the broker for a customer but does not vote on a matter because the broker does not have discretionary voting authority and has not received instructions from the beneficial owner.  Abstentions and broker non-votes, if any, will be counted as shares present for purposes of determining whether a quorum is present at the Meeting.  They will be treated as votes present at the Meeting, but will not be treated as votes cast for or against any proposal.  Therefore, abstentions and broker non-votes will have no effect on a proposal which requires a plurality of votes cast for approval (i.e., Proposal 1), but would have the same effect of a vote “AGAINST” a proposal requiring approval by a majority of votes present (i.e., Proposals 2, 3, 4 and 5).

The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact.  If you give no voting instructions, your shares will be voted FOR Proposals 1, 2, 3, 4 and 5, and, in the proxies’ discretion, either FOR or AGAINST any other business that may properly be presented at the Meeting (e.g., adjourning the Meeting if a shareholder vote is called).

You may revoke any proxy card by giving another proxy or by submitting a written notice of revocation to the Secretary of the Fund, care of US Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.  To be effective, your revocation must be received by the Fund prior to the Meeting and must indicate your name and account number.  In addition, if you attend the Meeting in person you may, if you wish, vote in person at the Meeting, thereby cancelling any proxy previously given.

As of the record date, October 30, 2009, the Fund had outstanding 20,628,363 shares of common stock.

The Fund has made arrangements for assistance with the solicitation of proxies, as described in the section below entitled, “Solicitation of Proxies.”

The Fund’s annual report containing financial statements for the fiscal year ended March 31, 2009 has previously been mailed to shareholders.  Shareholders may request, without charge, additional copies of the Fund’s annual report and the most recent semi-annual report preceding such annual report by writing the Fund, c/o the Administrator, 615 East Michigan Street, Milwaukee, WI 53202.  These reports are also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website, www.sec.gov.

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Proposal 1. Election of Directors

Proposal 1 relates to the election of directors of the Fund.  By letters dated August 19, 2009, Richard R. Burt and Meyer Feldberg each resigned as a director of the Fund.  Messrs. Burt and Feldberg were each elected solely by holders of the Fund’s auction preferred stock (“APS”) at the 2007 annual meeting of shareholders and, due to the absence of a quorum of the APS holders at the 2008 and 2009 annual meetings of shareholders, continued to serve as directors until their resignations.  On September 1, 2009, to fill the vacancies on the Board created by the resignations of Messrs. Burt and Feldberg, James Chadwick and Ben Hormel Harris were elected by the Board.  Messrs. Chadwick and Harris are now being proposed for election by the shareholders.

On October 16, 2009, Rajeev Das, who was elected by shareholders at the annual meeting held on August 12, 2009, resigned as a director, effective immediately, and was subsequently appointed Vice President and Treasurer, effective October 18, 2009.  The Fund’s Nominating and Corporate Governance Committee met on October 16, 2009 and nominated Charles C. Walden as a director, which nomination was approved by the entire Board at a meeting held on the same date.  The Board also appointed Mr. Walden to serve through the date of the Meeting as an observer on the Board.  Assuming that Mr. Walden is elected as a director by shareholders prior to the end of the current calendar quarter, according to the policy adopted by the Board on October 16, 2009, he will be eligible to receive compensation for the full quarter.

Section 16 of the 1940 Act requires that directors be elected by shareholders; however, vacancies occurring between shareholder meetings may be filled by the Board, provided that after the filling of such vacancy at least two-thirds of the directors then in office will have been elected by shareholders.  Messrs. Dakos, Goldstein and Hellerman, as well as Mr. Das, who resigned on October 16, 2009, were elected by shareholders on August 12, 2009.  As of the date of the Meeting, the Fund will have redeemed all of the APSs outstanding.  Therefore, the holders of common stock are being asked to elect Messrs. Chadwick, Harris and Walden, to ensure that the entire Board will have been elected by the shareholders.

If you properly execute and return the enclosed proxy card, unless you give contrary instructions on the enclosed proxy card, then your shares will be voted FOR the election of all nominees.  If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as the present Board may recommend.  Each nominee has indicated his willingness to serve if elected.  If elected, each nominee will hold office until the annual meeting of shareholders in 2010 and until his successor is elected and qualifies.

The following table sets forth each nominee, as well as current directors and officers of the Fund, his name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at September 30, 2009.  Messrs. Chadwick, Harris and Hellerman are each not considered an “interested person” of the Fund within the meaning of the 1940 Act (each an “Independent Director”).  In addition, if elected, Mr. Walden will be an Independent Director.  Messrs. Dakos and Goldstein will each be considered an “interested person” of the Fund within the meaning of the 1940 Act, assuming approval of the investment advisory agreement between the Fund and the Proposed Adviser, because of their affiliation with the Proposed Adviser.

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Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships held by Director
INTERESTED DIRECTORS

Andrew Dakos* (43) Park 80 West / Plaza Two, Suite 750 Saddle Brook, NJ 07663	Interested Director	Since 2009	Principal, Bulldog Investors, the general partner of the six private investment partnerships in the Bulldog Investors group of funds.	1	Director, Mexico Equity and Income Fund, Inc.; Director, Brantley Capital Corporation.
Phillip Goldstein* (64) Park 80 West / Plaza Two, Suite 750 Saddle Brook, NJ 07663	Interested Director	Since 2009	Principal, Bulldog Investors, the general partner of the six private investment partnerships in the Bulldog Investors group of funds.	1	Director, Mexico Equity and Income Fund, Inc.; Director, Brantley Capital Corporation; ASA Ltd.

INDEPENDENT DIRECTORS

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships held by Director
Gerald Hellerman (72) 5431 NW 21st Ave. Boca Raton, FL 33496	Independent Director	Since 2009	Managing Director, Hellerman Associates (a financial and corporate consulting firm).	1
Director, Mexico Equity and Income Fund, Inc.; Director, Brantley Capital Corporation; Director, MVC Corporation; Director, MVC Acquisition Corp.; Director, MVC Captial, Inc.; Director, Old Mutual Absolute Return and Emerging Managers Fund Complex (consisting of six funds).

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Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships held by Director

INDEPENDENT DIRECTOR NOMINEES

James Chadwick (36) 1203 Agate St. San Diego, CA 92109	Independent Director Nominee		Managing Member, Monarch Activist Partnership LP; Founder/Managing Member, Pacific Cost Investment Partners LLC; Managing Director, Harlingwood Equity Partners LP.	1	None

Ben Hormel Harris (40) 720 O Street Lot E Lincoln, NE 68508	Independent Director Nominee		Chief Financial Officer, NHI II, LLC and NHI Financial Services, LLC; Investment Professional, MVC Capital, Inc.	1	Director, NHI II, LLC; Director, NHI Financial Services, LLC.

Charles C. Walden (65) 15 Matthew Court Madison, CT 06443	Independent Director Nominee		President and Owner, Sound Capital Associates, LLC (consulting firm); Executive Vice-President – Investments and Chief Investment Officer of Knights of Columbus (fraternal benefit society selling life insurance and annuities)	1	Director, Third Avenue Funds (fund complex consisting of five funds and one variable series trust).

OFFICERS

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships held by Director

Andrew Dakos*	President and Chief Compliance Officer as of October 18, 2009	Since 2009	Principal, Bulldog Investors, the general partner of the six private investment partnerships in the Bulldog Investors group of funds.	n/a	n/a

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Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships held by Director
Rajeev Das	Vice- President and Treasurer as of October 18, 2009	Since 2009	Managing Member, Bulldog Investors, the general partner of the six private investment partnerships in the Bulldog Investors group of funds.	n/a	n/a

Phillip Goldstein*	Chairman and Secretary as of October 18, 2009	Since 2009	Principal, Bulldog Investors, the general partner of the six private investment partnerships in the Bulldog Investors group of funds.	n/a	n/a

* Messrs. Dakos and Goldstein are each considered an “interested person” of the Fund within the meaning of the 1940 Act, assuming approval of the proposed investment advisory agreement between the Fund and Brooklyn Capital Management, LLC, because of their affiliation with Brooklyn Capital Management, LLC.
** The Fund Complex is comprised of only the Fund.

Compensation of Directors.  The Board does not have a standing compensation committee.  Currently, each Independent Director receives an annual retainer equal to $25,000 for serving as a director and attending the quarterly meetings of the Board, paid quarterly in advance, plus $1,000 for each special Board meeting attended in person (or $500 if attended by telephone).  Each Independent Director is entitled to receive such compensation for any partial quarter for which he serves.

Directors who are “interested persons” of the Fund will not receive any compensation for their services as directors.  However, notwithstanding the foregoing, for the period that the Proposed Adviser waives its advisory fee pending completion of a tender offer by the Fund for its common shares, Messrs. Dakos and Goldstein will continue to receive compensation as directors in the same amount as that set forth above for Independent Directors.  The Fund does not have a bonus, profit sharing, pension or retirement plan.  No other entity affiliated with the Fund pays any compensation to the directors.  Each director was elected at the annual meeting of shareholders held on August 12, 2009 or appointed thereafter; therefore, they did not receive compensation during the fiscal year ended March 31, 2009.  The table below details the amount of compensation the Fund’s current directors and director nominees are expected to receive from the Fund during the fiscal year ending December 31, 2009.

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Name of Person/Position	Estimated Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Estimated Compensation from Fund Complex to be Paid to Directors**
James Chadwick, Independent Director Nominee	$10,288	None	None	$10,288
Andrew Dakos, Interested Director*	$11,647	None	None	$11,647
Rajeev Das, Vice-President and Treasurer***	$11,647	None	None	$11,647
Phillip Goldstein, Interested Director*	$11,647	None	None	$11,647
Ben Hormel Harris, Independent Director Nominee	$10,288	None	None	$10,288
Gerald Hellerman, Independent Director****	$36,647	None	None	$36,647
Charles C. Walden, Independent Director Nominee*****	$7,251	None	None	$7,251
* Messrs. Dakos and Goldstein are each considered an “interested person” of the Fund within the meaning of the 1940 Act, assuming approval of the Proposed Agreement, because of their affiliation with the Proposed Adviser.
** The Fund Complex is comprised of only the Fund.
*** Consists of compensation for service as a director during the fiscal year ending December 31, 2009.  Mr. Das resigned as director on October 16, 2009.
**** Includes a one-time fee of $25,000 for transitional services performed by Mr. Hellerman in connection with the change of control of the Board following the election of Messrs. Dakos, Das, Goldstein and Hellerman at the Fund’s annual meeting on August 12, 2009.
***** Includes compensation for attendance as an observer at two special meetings held during the fiscal year ending December 31, 2009, subject to his election as a director by shareholders.

Management Ownership.  To the knowledge of the Fund’s management, before the close of business on September 30, 2009, the officers and directors of the Fund beneficially owned, as a group, 10.08% of the shares of the Fund’s common stock.  To the knowledge of the Fund’s management, none of the executive officers holding office on September 30, 2009 beneficially owned any shares of the Fund’s common stock on September 30, 2009.  The Board elected new officers effective October 18, 2009, and giving effect to such change in officers, at September 30, 2009, the officers and directors of the Fund would have owned, as a group, 10.08% of the shares of the Fund.  The following table shows the dollar range of shares beneficially owned by each director, director nominee and officer in the Fund as of September 30, 2009:

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Name of Director, Director Nominee or Officer	Position	Dollar Range of Equity Securities of the Fund Beneficially Owned	Aggregate Dollar Range of Equity Securities of Family of Investment Companies Beneficially Owned**
James Chadwick	Independent Director Nominee	0	0
Andrew Dakos*	Interested Director, President and Chief Compliance Officer as of October 18, 2009	Over $100,000	Over $100,000
Rajeev Das	Vice-President and Treasurer as of October 18, 2009	Over $100,000	Over $100,000
Phillip Goldstein*	Interested Director, Chairman and Secretary as of October 18, 2009	Over $100,000	Over $100,000
Ben Hormel Harris	Independent Director Nominee	0	0
Gerald Hellerman	Independent Director	0	0
Charles C. Walden	Independent Director Nominee	0	0
* Messrs. Dakos and Goldstein are each considered an “interested person” of the Fund within the meaning of the 1940 Act, assuming approval of the proposed investment advisory agreement between the Fund and Brooklyn Capital Management, LLC, because of their affiliation with Brooklyn Capital Management, LLC.
** The Family of Investment Companies is comprised of only the Fund.

Director Transactions with Fund Affiliates.  As of September 30, 2009, neither the Independent Directors, the Independent Director Nominees nor members of their immediate family owned securities beneficially or of record in the Proposed Adviser or any of its affiliates.  Furthermore, over the past five years, neither the Independent Directors, the Independent Director Nominees nor members of their immediate family have had any direct or indirect interest, the value of which exceeds $120,000, in the Proposed Adviser, UBS Global Asset Management (Americas) Inc., the Fund’s previous investment adviser (the “Previous Adviser”), or any affiliate of these entities.  In addition, since the beginning of the last two fiscal years, neither the Independent Directors, the Independent Director Nominees nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Proposed Adviser, the Previous Adviser or any affiliate of any of these entities was a party.

Required Vote.  Approval of each nominee requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy on Proposal 1, provided a quorum is present.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 1 FOR ELECTION OF EACH OF THE NOMINEES.
ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES.

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Proposal 2. Approval of Investment Advisory Agreement between the Fund and Brooklyn Capital Management, LLC

Proposal 2 relates to the Investment Advisory Agreement by and between the Fund and Brooklyn Capital Management, LLC (the “Proposed Adviser”), which is being proposed for approval by the Fund’s shareholders (the “Proposed Advisory Agreement”).  The Previous Adviser served as investment adviser to the Fund pursuant to the Investment Advisory and Administration Contract by and between the Fund and the Previous Adviser dated as of April 1, 2006 (the “Previous Advisory Agreement”).  The Previous Adviser terminated the Previous Advisory Agreement effective October 18, 2009, pursuant to written notice provided to the Fund in accordance with the terms of the Previous Advisory Agreement, stating that such notice was given as a result of the change in control of the Board resulting from the directors elected by shareholders at the annual meeting of shareholders held on August 12, 2009.  On September 24, 2009, the Board, including all of the Independent Directors, voting separately, unanimously approved the Proposed Advisory Agreement at its in person meeting and recommended that it be submitted to shareholders for approval.  On October 16, 2009, an Interim Advisory Agreement with the Proposed Adviser was unanimously approved by the Board, including all of the Independent Directors, to provide the Fund with investment advisory services during the period between the effective date of the termination of the Previous Advisory Agreement and the date on which the Fund’s shareholders approve the Proposed Advisory Agreement at the Meeting (or postponement or adjournment thereof) (the “Interim Period”); provided, however, that the Proposed Adviser provides such investment advisory services to the Fund during the Interim Period, which shall in no event be greater than 150 days, (i) on terms substantially similar to those provided for in the Previous Advisory Agreement and (ii) for compensation no greater than that provided for in the Previous Advisory Agreement on a pro rata basis.  The Proposed Adviser has stated that it will provide such investment advisory services to the Fund during the Interim Period without compensation.  In addition, until such time as the Fund has commenced and completed a tender offer for its common stock, the Proposed Adviser has agreed to waive its advisory fee, subject to the understanding that the Fund will reimburse the Proposed Adviser for all reasonable expenses incurred by the Proposed Adviser in connection with a liquidation of the Fund’s portfolio during the Interim Period, which expenses shall include, but not be limited to, those attributable to the Proposed Adviser’s engagement of Income Research & Management, a Massachusetts business trust (the “Interim Subadviser”), to assist with such liquidation.  Under the terms of the Interim Subadvisory Agreement between the Proposed Adviser and the Interim Subadviser, the Proposed Adviser has agreed to pay to the Interim Subadviser a fee of $75,000, payable in five equal installments on a monthly basis, commencing November 15, 2009.  The Fund shall reimburse the Proposed Adviser the amount of this fee.  The Interim Subadvisory Agreement shall be in effect only during the Interim Period and is terminable (x) by vote of a majority of the (A) Independent Directors, or (B) outstanding voting shares of the Fund, upon 10 days’ written notice, and (y) by the Proposed Adviser upon 60 days’ written notice.

If the shareholders do not approve the Proposed Advisory Agreement during the Interim Period, the Board will consider alternative sources from which to obtain investment advisory services for the Fund.

The Board hereby submits the Proposed Advisory Agreement, in the form attached hereto as Exhibit B, to the Fund’s shareholders for their consideration and approval.

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 Information Regarding the Proposed Adviser

The Proposed Adviser, Brooklyn Capital Management, LLC, which has its principal office at 60 Heritage Drive, Pleasantville, New York 10570, is a newly formed Delaware limited liability company.  It was formed on August 27, 2009 for the purpose of providing investment advisory and management services to investment companies.  The Proposed Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended, and has no previous operating history.  The Proposed Adviser does not currently manage or advise other closed-end investment companies.  Mr. Das will serve as the Fund’s portfolio manager, assuming the Proposed Advisory Agreement is approved by shareholders at the Meeting.  Messrs. Dakos and Goldstein, each a director of the Fund, and Steven J. Samuels, are members of the Proposed Adviser.  Messrs. Dakos, Das and Goldstein each have extensive experience with closed-end investment companies and managing and advising private investment funds, and seeking out opportunities in the market that have attractive risk reward characteristics.  Mr. Goldstein, who also serves as Chairman of the Board and a director of Mexico Equity and Income Fund, Inc., and as a director of Brantley Capital Corporation and ASA Ltd. (each a closed-end investment company), has been a principal of the general partner of the six investment partnerships in the Bulldog Investors group of funds since 1992.  Mr. Dakos, who also serves as a director to Mexico Equity and Income Fund, Inc. and Brantley Capital Corporation (each a closed-end investment company), is a principal of the general partner of the six investment partnerships in the Bulldog Investors group of funds.  The six private investment partnerships in the Bulldog Investors group of funds include: Opportunity Partners L.P., Opportunity Income Plus Fund L.P., Full Value Partners L.P., Full Value Special Situations Fund L.P., Full Value Offshore L.P. and MCM Opportunity Partners L.P.  The following table lists the executive officers and directors of the Fund, their positions with the Fund, and their positions with the Proposed Adviser, if any:

Name	Position with the Fund	Position with the Proposed Adviser

Directors / Director Nominees / Officers

James Chadwick	Independent Director Nominee	None
Andrew Dakos	Interested Director, President and Chief Compliance Officer as of October 18, 2009	Member and Chief Compliance Officer
Rajeev Das	Vice-President and Treasurer as of October 18, 2009	Senior Portfolio Manager
Phillip Goldstein	Interested Director, Chairman and Secretary as of October 18, 2009	Member and Principal Executive Officer
Ben Hormel Harris	Independent Director Nominee	None
Gerald Hellerman	Independent Director	None
Charles C. Walden	Independent Director Nominee	None

 Summary of the Proposed Advisory Agreement

This Proxy Statement describes the material terms of the Proposed Advisory Agreement and the material differences between the Previous Advisory Agreement and the Proposed Advisory Agreement.  The following description is only a summary.  The form of Proposed Advisory Agreement is attached hereto as Exhibit B and should be referred to for the specific terms of the Proposed Advisory Agreement.

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Services to be Performed.  Pursuant to the Proposed Advisory Agreement, the Proposed Adviser will provide overall investment management services for the Fund, and in connection therewith (i) supervise the Fund’s investment program, including advising and consulting with the Board regarding the Fund’s overall investment strategy; (ii) make, in consultation with the Board, investment strategy decisions for the Fund; (iii) manage the investing and reinvesting of the Fund’s assets; (iv) place purchase and sale orders on behalf of the Fund; (v) advise the Fund with respect to all matters relating to the Fund’s use of leveraging techniques; and (vi) provide or procure the provision of research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objective and limitations of the Fund.

Expenses.  The Proposed Advisory Agreement provides that (i) the Fund will be responsible for all of the Fund’s expenses and liabilities and (ii) the Proposed Adviser will bear all expenses arising out of its duties thereunder.  Although the Proposed Adviser is a newly organized investment adviser, the Fund is not aware of other circumstances that are reasonably likely to impair the financial ability of the Proposed Adviser to fulfill its commitment to the Fund under the Proposed Advisory Agreement.

Limitation of Liability.  The Proposed Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard for its obligations and duties thereunder (“disabling conduct”), the Proposed Adviser will not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the rendering of the services contemplated thereunder.  In addition, under the Proposed Advisory Agreement, the Fund, under certain circumstances, will indemnify the Proposed Adviser against, and hold it harmless from, any and all losses, claims damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Proposed Adviser.

Duration and Termination.  Subject to shareholder approval, the Proposed Advisory Agreement will have a term beginning on or about December 10, 2009 and ending two years from that date, and, thereafter, will continue in effect for successive annual periods, provided such continuance is specifically approved at least annually by (i) a majority of the members of the Board who are not parties to the Proposed Advisory Agreement or “interested persons” of any such party, and (ii) the Board or the holders of a majority of the outstanding voting securities of the Fund.  The Proposed Advisory Agreement may be terminated, without penalty, on sixty (60) days’ notice, by (x) the Board, (y) a vote of the holders of a majority of the outstanding voting securities of the Fund or (z) by the Proposed Adviser.

Advisory Fees.  Pursuant to the Proposed Advisory Agreement, the Fund will pay the Proposed Adviser a monthly fee at an annual rate of one (1.00%) percent of the Fund's average weekly total assets; provided, however, that the Proposed Adviser has agreed to waive such fee until such time as the Fund has commenced and completed a tender offer for its common stock, subject to the understanding that the Fund will reimburse the Proposed Adviser for all reasonable expenses incurred by it in connection with a liquidation of the Fund’s portfolio during such period, which expenses shall include, but not be limited to, those attributable to the Proposed Adviser’s engagement of the Interim Subadviser to assist with such liquidation.

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Soft Dollar Arrangements.  Pursuant to the Proposed Advisory Agreement, the Proposed Adviser will be authorized, in connection with the purchase and sale of the Fund’s portfolio services, to employ such dealers and brokers as may, in the judgment of the Proposed Adviser, implement the policy of the Fund to obtain the best results.  Consistent with this policy, the Proposed Adviser will be authorized to direct the execution of the Fund’s portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Proposed Adviser to be useful or valuable to the performance of its investment advisory functions for the Fund.  In these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, the commissions paid may be higher than those that the Fund might otherwise have paid to another broker if those services had not been provided.  Information so received will be in addition to and not in lieu of the services required to be performed by the Proposed Adviser.  The expenses of the Proposed Adviser will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Proposed Adviser by brokers who effect securities transactions for the Fund may be used by the Proposed Adviser in servicing other investment companies and accounts that it manages. Similarly, research services furnished to the Proposed Adviser by brokers who effect securities transactions for other investment companies and accounts that the Proposed Adviser manages, if any, may be used by the Proposed Adviser in servicing the Fund.  Not all of these research services are used by the Proposed Adviser in managing any particular account, including the Fund.

 Comparison of the Previous Advisory Agreement and the Proposed Advisory Agreement

Proposed Changes in Services.  One significant difference between the advisory services to be provided by the Proposed Adviser and those provided by the Previous Adviser, UBS Global AM, is that the Proposed Adviser will not provide administrative services for the Fund.  Rather, the Fund has entered into an administrative services agreement (the “Administration Agreement”) with US Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, WI 53202 (the “Administrator”), under which it will pay the Administrator a fee for certain administrative services.  In addition, it should be expected that the services required to manage a fund with an objective of total return will require significantly greater resources with regard to researching and monitoring investments, than may be required in managing a municipal bond fund.

Proposed Changes in Fee Structure.  The Proposed Advisory Agreement provides that the Fund will pay the Proposed Adviser a monthly fee at an annual rate of 1.00% of the Fund’s average weekly total assets.  The Previous Advisory Agreement provided for an advisory and administration fee at an annual rate of 0.90% of the Fund’s average weekly net assets, consisting primarily of municipal bonds.  For the period beginning August 1, 2006, the Previous Adviser waived a portion of its advisory and administration fees.  Until such time as the Fund has commenced and completed a tender offer for its common stock, the Proposed Adviser has agreed to waive its advisory fee, subject to the understanding that the Fund will reimburse the Proposed Adviser for all reasonable expenses incurred by it in connection with a liquidation of the Fund’s portfolio during the Interim Period, which expenses shall include, but not be limited to, those attributable to the Proposed Adviser’s engagement of the Interim Subadviser to assist with such liquidation.

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During the fiscal year ended March 31, 2009, the Fund paid or accrued investment advisory and administration fees of $4,091,499 to the Previous Adviser under the Previous Advisory Agreement, of which $2,422,270 was waived.  If the Proposed Advisory Agreement had been in effect for the fiscal year ended March 31, 2009, the investment advisory fee accrued by the Fund would have been $4,548,360, the equivalent of 1.00% of average daily net assets.  The difference between the aggregate compensation paid or accrued by the Fund during the fiscal year ended March 31, 2009 under the Previous Advisory Agreement (0.90%) and that which would have been payable pursuant to the Proposed Advisory Agreement (1.00%) is 0.10%.

In addition, under the Administration Agreement which the Fund has entered into with the Administrator, the Fund has agreed to pay the Administrator a monthly fee equal to 0.008% of the first $100 million of the Fund’s net assets, 0.006% of the next $200 million of the Fund’s net assets and 0.004% of the Fund’s net assets above $300 million, subject to an annual minimum of $45,000.

The following table shows Fund expenses as a percentage of net assets attributable to common shares for the fiscal year ended March 31, 2009, based on the fees for the Previous Adviser (column 2) compared to the fees for the Proposed Adviser (column 3).  Column 4 of the table shows estimated Fund expenses as a percentage of estimated net assets attributable to common shares at December 31, 2010 and assumes (i) approval of Proposal 2 and (ii) commencement and conclusion of a self-tender offer by the Fund, resulting in total assets equal to $60,000,000.

	Fiscal year ended March 31, 2009		Estimated Expenses (1)
	Previous Adviser	Proposed Adviser	Proposed Adviser
Shareholder Transaction Expenses
Sales Load	None	None	None
Dividend Reinvestment Plan Fees	None	None	None
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	0.90% (3)	1.00%	1.00%
Interest Payments on Borrowed Funds	0.36% (2)	0.36% (2)	0.00%
Other expenses	0.75%	0.82% (3)	1.23%
Acquired Fund Fees and Expenses	N/A	N/A	0.75%
Total Annual Expenses	2.01% (4)	2.18%	2.98%

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Example (5).  The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment in common shares, assuming (i) annual expenses of 2.01% (for the Previous Adviser at March 31, 2009), 2.18% (for the Proposed Adviser at March 31, 2009) and 2.98% (for the Proposed Adviser estimated at December 31, 2010) of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Previous Adviser	$20	$63	$108	$234
Proposed Adviser	$22	$68	$117	$251
Proposed Adviser - Estimated	$30	$92	$157	$330

(1)	Includes expense estimates for the Proposed Adviser and assuming approval of the Fund’s new investment objective and policy. The expenses are based on estimated net assets of $60,000,000.
(2)	Includes interest expense and fees on floating rate notes and auction preferred shares expenses. All such notes and auction preferred shares were redeemed in October 2009.
(3)
“Management Fees” for the Previous Adviser includes both investment advisory and administration fees.  Administration fees are included in “Other expenses” for the Proposed Adviser.  According to the Fund’s annual report to shareholders dated March 31, 2009, for the fiscal year ended March 31, 2009, the Previous Adviser waived a portion of its investment advisory and administration fees.

(4)
The Fund may invest in other closed-end investment companies and ETFs (collectively, the "Acquired Funds"). The Fund's shareholders indirectly bear a pro rata portion of the fees and expenses of the Acquired Funds in which the Fund invests. Acquired Fund fees and expenses are based on estimated amounts for the current fiscal year and assumes the Fund invests 50% of its net assets in Acquired Funds with an average expense ratio of 1.50%.  Such estimates may vary significantly from the actual percentage of which the Fund’s assets are invested in Acquired Funds and the actual expense ratio of such Acquired Funds.

(5)
The example assumes that the “Net Annual Expenses” set forth in the table remains the same each year and that all dividends and distributions are reinvested at net asset value.  The Fund’s actual rate of return will vary and may be greater or less than the hypothetical 5% annual return.

The purpose of the above table is to help a shareholder of common shares understand the fees and expenses that such shareholder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses and waivers may be higher or lower than those shown.

Indemnification.      Unlike the Previous Advisory Agreement, the Proposed Advisory Agreement provides that, under certain circumstances, the Fund will indemnify and hold the Proposed Adviser harmless from any and all losses, claims, damages, liabilities and expenses that are not the result of willful malfeasance, bad faith or gross negligence on the part of the Proposed Adviser in the performance of its duties or the Proposed Adviser’s reckless disregard of its obligations and duties under the Proposed Advisory Agreement.  In addition, the Proposed Advisory Agreement provides that the Proposed Adviser will be entitled to advances from the Fund for the payment of reasonable expenses incurred by the Proposed Adviser in connection with the matter for which it is seeking indemnification from the Fund.  If the Proposed Advisory Agreement is approved, there is a risk that the Fund’s assets will be used to indemnify the Proposed Adviser or satisfy its liabilities as a result of the Proposed Adviser’s activities in connection with the Fund, except under certain circumstances.

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Basis for the Board’s Approval of the Proposed Advisory Agreement

At an in person meeting of the Board on September 24, 2009, the directors, including all of the Independent Directors (meeting with the full Board and separately in executive session), considered the Proposed Advisory Agreement and the other proposals in this Proxy Statement with respect to the Fund.  The Independent Directors discussed and considered materials which had been distributed to them in advance of the meetings and prepared by the Proposed Adviser, including responses to the questionnaire provided by the Fund’s independent counsel with respect to certain matters that counsel believed relevant to the approval of the Proposed Advisory Agreement under Section 15 of the 1940 Act.  In addition, the Independent Directors met in person with representatives from the Proposed Adviser and had the opportunity to ask them questions.  In its consideration of the approval of the Proposed Advisory Agreement, the Independent Directors considered the following factors:

Nature, Extent and Quality of the Services to be Provided under the Proposed Advisory Agreement.  The Independent Directors considered the nature, extent and quality of services proposed to be provided to the Fund under the Proposed Advisory Agreement.  The Independent Directors discussed the prior experience of the Proposed Adviser’s principals with respect to: (i) closed-end investment companies; and (ii) managing portfolios with a similar investment strategy as that proposed for the Fund.  In particular, the Independent Directors noted the principals demonstrated ability to successfully identify investment opportunities for appreciation for the benefit of their clients.  They discussed the fact that the principals had pursued a similar strategy for more than fifteen years and had developed a methodology which they proposed using in implementing the Fund’s investment strategy (as described in Proposal 4 below).  Furthermore, the Independent Directors considered the principals’ performance based on returns to investors from 1993 to 2009 compared to market benchmarks.  The Independent Directors discussed the information provided by the Proposed Adviser, including information with respect to its projected profitability, compliance program, insurance arrangements, personnel and portfolio management, proxy voting policies, brokerage allocation and soft dollar practices.  The Independent Directors concluded that, overall, they were satisfied with the nature, extent and quality of services expected to be provided to the Fund under the Proposed Advisory Agreement.

Advisory Fees and Expenses.  The Independent Directors considered the Fund’s fees and expenses in relation to various industry averages.  The data received by the Independent Directors included fees and expenses of funds which the Proposed Adviser determined to be comparable to the Fund after giving effect to the changes proposed in Proposal 3 and Proposal 4 regarding the Fund’s investment objective and policy.  The Independent Directors noted that the Proposed Advisory Agreement modifies the fee structure paid by the Fund by increasing the fee to 1.00% and unbundling the advisory services from administrative services to be provided by the Administrator under a separate Administration Agreement.  Although the proposed fees under the Proposed Advisory Agreement are higher than those under the Previous Advisory Agreement, the Independent Directors noted that the proposed investment objective and policy pursuant to Proposals 3 and 4 required more intensive research and monitoring of the investments by the Proposed Adviser, as compared to the municipal obligations in which the Fund has been investing under the Previous Adviser.  In addition, the Independent Directors noted management’s offer to waive, on a voluntary basis, the advisory fee until such time as the Fund has commenced and completed a tender offer for its common shares, subject to the understanding that the Fund will reimburse the Proposed Adviser for all reasonable expenses incurred by it in connection with a liquidation of the Fund’s portfolio during such period, which expenses shall include, but not be limited to, those attributable to the Proposed Adviser’s engagement of the Interim Subadviser to assist with such liquidation.  The Independent Directors noted that the projected fees under the Proposed Advisory Agreement would be in line with the median actual advisory levels payable by the Fund’s peer funds.  The Independent Directors determined that the fees to be paid by the Fund under the Proposed Advisory Agreement were reasonable in light of the services provided and the fees paid by similar funds and such other matters as the Independent Directors considered relevant in the exercise of their reasonable judgment.

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Fund Performance.  The Independent Directors recognized that the Proposed Adviser was newly organized with no previous operating history, but noted the experience of the principals of the Proposed Adviser in managing securities portfolios and with closed-end investment companies, as well as their experience in seeking out opportunities in the market that have attractive risk reward characteristics.

Adviser Profitability.  The Independent Directors recognized that the Proposed Adviser was newly organized with no previous operating history.  The Independent Directors discussed the projected profitability of the Proposed Adviser and asked the principals questions regarding whether the projected profitability was adequate to maintain their interest in managing the Fund, both before and after giving effect to the planned tender offer.  The Independent Directors were satisfied by the Proposed Adviser’s responses regarding the level of profitability that it was seeking from managing the Fund and that the projections were sufficient and appropriate to provide the necessary advisory services, both before and after giving effect to the planned tender offer for the Fund’s common stock.

Economies of Scale.  The Independent Directors considered whether the Fund may incur benefits from potential economies of scale realized. The Independent Directors recognized that the Fund’s advisory fee under the Proposed Advisory Agreement, like the Previous Advisory Agreement, does not contain breakpoints and the Fund is not currently expected to benefit in any significant manner from economies of scale.

Other Benefits to the Proposed Adviser.  The Independent Directors also considered that the Proposed Adviser may receive certain benefits from its relationship with the Fund, such as research and other services in exchange for brokerage allocation, and determined that such benefits would be of a de minimis nature.  The Independent Directors concluded that the profits and other ancillary benefits that the Proposed Adviser and its affiliates would receive were reasonable.

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In light of all of the foregoing, at its meeting on September 24, 2009, the Independent Directors, determining that the Proposed Advisory Agreement was in the best interests of the Fund and its shareholders, approved the Proposed Advisory Agreement, subject to shareholder approval.

No single factor reviewed by the Independent Directors was identified by them as the principal factor in determining whether to approve the Proposed Advisory Agreement.  The Independent Directors were advised by independent legal counsel throughout the process and met in a private session with their independent legal counsel, at which no representative of the Proposed Adviser was present.

Required Vote.  Approval of the Proposed Advisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of the Fund.  Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund’s common stock present at the Meeting or represented by proxy if the holders of 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding voting shares.  If approved, the Proposed Advisory Agreement would become effective as soon as reasonably practicable thereafter as determined by the Fund’s officers.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 2 FOR THE PROPOSED ADVISORY AGREEMENT.  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” THE PROPOSED ADVISORY AGREEMENT.

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Proposal 3. To Approve the Replacement of the Fund’s Fundamental Investment Objective with a Non-Fundamental Investment Objective of Providing Total Return

As described below, the Board is proposing that shareholders approve the replacement of the Fund’s fundamental investment objective with a non-fundamental investment objective of providing total return, pursuant to this Proposal 3, and that the Fund’s fundamental investment policy be eliminated, pursuant to Proposal 4 below.  The Proposed Adviser believes and the Board concurs that it would be in the best interest of shareholders to approve such proposed changes in order to allow the Fund greater flexibility to invest in other closed-end funds and securities that have attractive risk reward characteristics.  Proposal 3 and Proposal 4 will be implemented by the Fund, if approved by shareholders, but each is contingent on shareholder approval of the other proposal.  If shareholders fail to approve either Proposal 3 or Proposal 4, the Board will consider, among other possible actions, further soliciting shareholders and/or liquidating the Fund.

Why are shareholders being asked to approve the replacement of the Fund’s fundamental investment objective with a non-fundamental investment objective of providing total return?  The Fund’s current investment objective is to “achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital” and is a fundamental policy, which means that it may not be changed without shareholder approval.  The Board believes that it is in the best interests of shareholders to replace the Fund’s fundamental investment objective with a non-fundamental investment objective of providing total return.  The replacement of the Fund’s fundamental investment objective with a non-fundamental investment objective means that the Fund’s investment objective may be changed in the future without shareholder approval if the Board believes that it is in the best interests of the shareholders to do so.  The Proposed Adviser believes, and the Board concurs, that a non-fundamental investment objective of providing total return allows the Fund greater flexibility to invest in other closed-end funds and securities that have attractive risk reward characteristics.  A non-fundamental investment objective of providing total return will have a material effect on the manner in which the Fund is managed.  The Board is also proposing to eliminate the Fund’s fundamental investment policy, as described below in Proposal 4, to be replaced with a non-fundamental investment policy to permit investments in private and publicly-issued U.S. and foreign securities, including, without limitation, other closed-end investment companies.

What are the benefits of reclassifying the Fund’s investment objective from fundamental to non-fundamental?  Under the 1940 Act, the Fund’s investment objective is not required to be “fundamental.”  A fundamental investment objective may be changed only by vote of the Fund’s shareholders.  The Fund’s investment objective was initially established as fundamental in response to then-current regulatory and market practices.  To provide portfolio management with enhanced investment management flexibility by allowing changes to the Fund’s investment objective to respond to changed market conditions or other circumstances in a timely manner without the need and expense of calling a shareholder meeting, the Proposed Adviser proposed, and the Board approved, subject to shareholder approval, the replacement of the Fund’s fundamental investment objective with a non-fundamental investment objective of providing total return.  A non-fundamental investment objective may be changed at any time by the Board without approval by shareholders.  However, shareholders would be given at least 60 days’ prior written notice of any proposed future change to the Fund’s investment objective.

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What are the material differences between the current objective of current income and the proposed objective of total return?  The Board is proposing to adopt a non-fundamental objective of total return.  Although current income is a component of total return, the Fund would also seek investments that would provide capital appreciation. This means that the Proposed Adviser would seek to invest the Fund’s assets in securities that would increase in value over time, providing an opportunity to have a corresponding increase in the Fund’s net asset value or for the Fund to sell the security, resulting in a capital gain.  However, there can be no assurance that the Proposed Adviser will be successful in achieving this objective and the value of the securities in which the Fund would invest may go down.  If the new objective of total return is approved, the Fund would no longer be managed for the sole purpose of providing consistent current income and shareholders should expect the level of income to decrease.  In addition, if Proposal 3 is approved, the income that is generated by the Fund would no longer be exempt from federal income tax.

Recommendations of the Board.  The Board met in person on September 24, 2009 to consider, among other things, replacing the Fund’s fundamental investment objective with a non-fundamental investment objective of providing total return.  At the Board meeting, the Board reviewed materials furnished by the Proposed Adviser and information provided by representatives of the Proposed Adviser regarding the proposed non-fundamental investment objective of providing total return. The directors unanimously approved the proposed non-fundamental investment objective of providing total return and recommended that shareholders of the Fund approve the replacement of the Fund’s fundamental investment objective with a non-fundamental investment objective of providing total return. The Board considered numerous factors in approving the non-fundamental investment objective of providing total return and making its recommendation, including: (1) the Proposed Adviser’s principals’ demonstrated experience and capabilities with respect to providing total return to investors by investing in special opportunities and the desirability of the potential enhancements to the Fund’s performance as a result, including appreciation over the short and long term and reduction or elimination of the discount at which the Fund, in recent history, has consistently traded; (2) the opportunity to avoid delay and costly shareholder meetings by changing the Fund’s investment objective from fundamental to non-fundamental; (3) the proposal to eliminate the Fund’s fundamental investment policy to invest at least 80% of its net assets (including the amount of borrowing for investment purposes) in insured municipal obligations, the income from which is exempt from regular federal income tax; (4) the opportunity to avoid delay and costly shareholder meetings by eliminating the fundamental investment policy described in the preceding factor; (5) adopting a new non-fundamental investment policy to permit investments in other closed-end investment companies and other private and publicly-issued U.S. and foreign securities; (6) the recommendation by the Proposed Adviser to change the Fund’s name to Special Opportunities Fund, Inc. in the event that the Fund’s fundamental investment objective is replaced with a non-fundamental investment objective of providing total return and the Fund’s fundamental investment policy is eliminated; and (7) other factors deemed relevant by the Board.  Based upon a review of the above factors, the Board concluded that replacing the Fund’s fundamental investment objective with a non-fundamental investment objective of providing total return would be in the best interests of the Fund and its shareholders.

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Required Vote.  Approval of Proposal 3 requires the affirmative vote of a majority of the outstanding voting securities of the Fund.  Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares present at the Meeting or represented by proxy if the holders of 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding voting shares.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 3 TO APPROVE THE REPLACEMENT OF THE FUND’S FUNDAMENTAL INVESTMENT OBJECTIVE WITH A NON-FUNDAMENTAL INVESTMENT OBJECTIVE OF PROVIDING TOTAL RETURN.  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” THE PROPOSED REPLACEMENT OF THE FUND’S FUNDAMENTAL INVESTMENT OBJECTIVE WITH A NON-FUNDAMENTAL INVESTMENT OBJECTIVE OF PROVIDING TOTAL RETURN.

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Proposal 4.  To Eliminate the Fund’s Fundamental Investment Policy

The Board is proposing that shareholders approve the replacement of the Fund’s fundamental investment objective with a non-fundamental investment objective of providing total return, pursuant to Proposal 3 above, and that the Fund’s fundamental investment policy be eliminated, pursuant to this Proposal 4.  The Proposed Adviser believes, and the Board concurs, that it would be in the best interests of shareholders to approve such proposed changes in order to allow the Fund greater flexibility to invest in other closed-end funds and securities that have attractive risk reward characteristics.  Proposal 3 and Proposal 4 will be implemented by the Fund, if approved by shareholders, but each is contingent on shareholder approval of the other proposal.  If shareholders fail to approve either Proposal 3 or Proposal 4, the Board will consider, among other possible actions, further soliciting shareholders and/or liquidating the Fund.

Why are shareholders being asked to eliminate the Fund’s fundamental investment policy?  In connection with the Fund’s current name, Rule 35d-1 under the 1940 Act (the “Fund Name Rule”) requires the Fund to have a policy (the “80% Policy”) to invest at least 80% of its net assets (including the amount of borrowing for investment purposes) in Insured Municipal Obligations, the income from which is exempt from regular federal income tax.  The 80% Policy is fundamental, which means that it may not be changed without shareholder approval.  The Board has approved changing the name of the Fund to Special Opportunities Fund, Inc., subject to shareholder approval of this Proposal 4 and the Board believes that it is in the best interests of shareholders to eliminate the 80% Policy.

What is the result of shareholders approving Proposal 4 to eliminate the Fund’s fundamental investment policy?  If Proposal 4 is approved, the Fund’s 80% Policy would be eliminated.  In addition, subject to shareholder approval of Proposal 4, the Proposed Adviser proposed, and the Board approved, additional changes relating to the Fund, including: (1) changing the Fund’s name from “Insured Municipal Income Fund Inc.” to “Special Opportunities Fund, Inc.” and (2) adopting the following non-fundamental investment policy (which can be changed in the future without a shareholder vote): “The Fund will pursue its investment objective by investing in other closed-end investment companies and other private and publicly-issued U.S. and foreign securities.”  The Proposed Adviser believes, and the Board concurs, that it would be in the best interests of shareholders to make the proposed changes in order to allow the Fund greater flexibility to invest in other closed-end funds and securities that have attractive risk reward characteristics.  If Proposal 4 is approved, the Fund’s investment focus would be on investing in other closed-end investment companies and other private and publicly-issued U.S. and foreign securities rather than investing in insured municipal obligations.  Only the elimination of the 80% Policy is subject to shareholder approval.  The other changes described above (i.e., changing the Fund’s name and adopting a non-fundamental investment policy) do not require a shareholder vote.  However, because they are linked to the elimination of the Fund’s fundamental investment policy, they only would be implemented if the shareholders approve Proposal 4.  If Proposal 4 is approved, the elimination of the 80% Policy, the name change and the adoption of the non-fundamental investment policy described above will take effect on the later of the Meeting date or 60 days following the date that this Proxy Statement is first mailed to shareholders.

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Approval of Proposal 4 would be a material change to the Fund in that all or substantially all of the securities held by the Fund would be sold and replaced by different securities.  If Proposal 4 is approved, the Proposed Adviser (assuming Proposal 2 is approved) would attempt to dispose of the insured municipal obligations held in the Fund’s portfolio in an orderly fashion, so as to obtain favorable prices for the assets and potentially create capital gain for the Fund through the dispositions.  The Proposed Adviser would not expect to cause the Fund to incur losses in connection with the disposition of the insured municipal obligations, but some brokerage costs would be incurred by the Fund in connection with the transactions.  In addition, following the disposition of the insured municipal obligations and completion of the planned self-tender offer, the Proposed Adviser would invest the Fund’s assets in accordance with the new investment policy approved pursuant to this Proposal 4, resulting in additional brokerage charges.  The Proposed Adviser would seek best price and execution in selecting brokers for these disposition and acquisition transactions, but brokerage charges will be incurred by the Fund and thereby decrease the Fund’s net asset value.  In addition, the Fund will incur legal and accounting fees for services received in connection with proposing and effecting the changes to the Fund’s investment policy.  However, shareholders should note that if Proposal 4 is not approved, the Fund will nevertheless dispose of a significant portion of the Fund’s long-term municipal obligations prior to December 31, 2009 in connection with the self-tender offer that the Board has announced with regard to the Fund, thereby incurring brokerage charges and expenses.

What are the material differences between the securities currently held in the Fund’s portfolio and those in which the Fund will invest if Proposal 4 is approved?  Currently, the Fund invests in municipal obligations that are insured as to the timely payment of principal and interest by an entity that has an investment grade rating by a nationally recognized statistical rating organization (“NRSRO”).  If shareholders approve Proposal 4, the Fund will no longer seek to invest in such securities, but rather would have a much wider universe of securities in which it may invest, including equity securities issued by non-municipal issuers without regard to capitalization level, including small and medium capitalization companies, and debt securities without regard to the rating of such securities by any NRSRO, including non-investment grade or “junk” bonds.  Neither the principal nor any dividend or interest payments of such securities would be insured.  Furthermore, the income generated by such investments would likely be taxable, as opposed to the federal tax-exempt income generated by the Fund by its current investments.  The Board and the Proposed Adviser believe that permitting the Fund to invest more broadly in securities other than only those insured municipal obligations will enable the Fund to respond favorably to on-going developments and instability in the marketplace.  Certain risks associated with the securities in which the Fund may invest if Proposal 4 is approved by shareholders are set forth on Exhibit A.

Information regarding the investment strategies that the Fund will employ to achieve its objective of providing total return are set forth below.  In addition, Exhibit A attached hereto contains supplemental disclosure regarding the securities in which the Fund may invest and the associated risk factors.

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 Investment Strategies

To achieve its investment objective of providing total return, the Fund will invest in securities the Proposed Adviser believes have opportunities for appreciation.  The Fund may employ strategies designed to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy, liquidations and other situations.  In addition, the Fund may employ strategies designed to invest in the debt, equity, or trade claims of companies in financial distress.  Such securities typically trade at substantial discounts to par value, and may be attractive to investors when managers perceive a turnaround will materialize.  Furthermore, the Fund may employ strategies that invest both long and short in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities, including long and short positions in securities involved in an announced merger deal.  Securities which the Proposed Adviser will seek to identify will include other closed-end investment companies with opportunities for appreciation, including funds that trade at a market price discount from their net asset value.  In addition to the foregoing, the Proposed Adviser will seek out other opportunities in the market that have attractive risk reward characteristics for the Fund.

The Fund intends its investment portfolio, under normal market conditions, to consist principally of investments in other closed-end investment companies and the securities of large, mid and small-capitalization companies, including direct and indirect investments in the securities of foreign companies.  Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, warrants and other securities having the characteristics of common stocks, such as American Depositary Receipts (“ADRs”) and International Depositary Receipts (“IDRs”), other closed-end investment companies and exchange-traded funds (“ETFs”).  The Fund may, however, invest a portion of its assets in debt securities when the Fund’s investment adviser believes that it is appropriate to do so to earn current income.  For example, when interest rates are high in comparison to anticipated returns on equity investments, the Fund’s investment adviser may determine to invest in debt securities.  Debt securities in which the Fund may invest include bank, corporate or government bonds, notes, and debentures that the Fund’s investment adviser determines are suitable investments for the Fund.  Such determination may be made regardless of the maturity, duration or rating of any such debt security.

The Fund may, from time to time, engage in short sales of securities for investment or for hedging purposes.  Short sales are transactions in which the Fund sells a security it does not own.  To complete the transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The Fund may sell short individual stocks, baskets of individual stocks and ETFs that the Fund expects to underperform other stocks which the Fund holds.  For hedging purposes, the Fund may purchase or sell short future contracts on global equity indexes.

The Fund may invest, without limitation, in the securities of other closed-end investment companies and ETFs, provided that such investment does not represent more than 3% of the voting stock of the acquired investment company of which such shares are purchased.  In accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund will be limited by provisions of the 1940 Act that limit the amount the Fund can invest in other investment companies to 3% of any other investment company’s total outstanding stock.  As a result, the Fund may hold a smaller position in a closed-end investment company than if it were not subject to this restriction.  To comply with provisions of the 1940 Act, on any matter upon which stockholders of a closed-end investment company in which the Fund has invested are solicited to vote, the Fund’s investment adviser will vote such shares in the same general proportion as shares held by other stockholders of such closed-end investment company or seek instructions from the Fund’s shareholders with regard to the voting on such matter.  The ETFs and other closed-end investment companies in which the Fund intends to invest will invest in common stocks and may invest in fixed income securities.  As a shareholder in any investment company, the Fund will bear its ratable share of the investment company’s expenses and would remain subject to payment of the Fund's advisory and administrative fees with respect to the assets so invested.

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The Fund's management utilizes a balanced approach, including “value” and “growth” investing by seeking out companies at reasonable prices, without regard to sector or industry, which demonstrate favorable long-term growth characteristics.  Valuation and growth characteristics may be considered for purposes of selecting potential investment securities.  In general, valuation analysis is used to determine the inherent value of the company by analyzing financial information such as a company's price to book, price to sales, return on equity, and return on assets ratios; and growth analysis is used to determine a company's potential for long-term dividends and earnings growth due to market-oriented factors such as growing market share, the launch of new products or services, the strength of its management and market demand.  Fluctuations in these characteristics may trigger trading decisions to be made by the Fund’s investment adviser with respect to the Fund’s portfolio.

Generally, securities will be purchased or sold by the Fund on national securities exchanges and in the over-the-counter market.  From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities.  In these and in other cases, the Fund may not achieve its investment objective.

The Fund’s investment adviser may invest the Fund’s cash balances in any investments it deems appropriate, subject to the restrictions set forth in the Fund’s Statement of Additional Information and as permitted under the 1940 Act, including investments in repurchase agreements, money market funds, additional repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts.  Any income earned from such investments will ordinarily be reinvested by the Fund in accordance with its investment program.  Many of the considerations entering into the Fund’s investment adviser’s recommendations and the portfolio manager’s decisions are subjective.

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Risks Associated with Proposed Investments

If Proposal 4 is approved, different risks would apply to an investment in the Fund than would otherwise be applicable under its current investment policy.  As described above, if Proposal 4 is approved, the Fund’s investments would no longer primarily be insured as to the timely payment of principal and interest by an entity that has an investment grade rating by a NRSRO, nor would the investments in which the Fund invests be limited to those issued by a municipality.  In particular, the risks associated with below investment grade debt securities and with investments in equity securities generally, as well as securities issued by companies with smaller capitalization levels and by companies in distress, would apply.  In addition, the risks associated with investing in other closed-end investment companies and with more aggressive investment strategies, such as short sales of securities, would apply.  These risks and additional risks that will apply to an investment in the Fund as a result of approving Proposal 4 are set forth on Exhibit A.

Tax Considerations

The Fund's fundamental investment policy of investing at least 80% of its net assets in insured municipal obligations has resulted in most of the Fund's income being exempt from regular federal income tax.  This tax-exempt status of the Fund's income has been largely passed through to shareholders in the Fund by means of tax-exempt interest dividends.  The Fund's eligibility to distribute tax-exempt interest dividends requires over 50% of the value of its assets to consist of tax-exempt bonds.  The elimination of the fundamental investment policy will mean that the Fund will generally not be expected to satisfy this requirement in the future.  As a result, the dividends distributed to the shareholders are expected to be taxable dividends in the hands of the shareholders.  Some of these dividends may be capital gain dividends subject to taxation at rates applicable to long-term capital gains, which rates for individuals and other non-corporate shareholders are currently lower than rates for ordinary income.

SHAREHOLDERS SHOULD NOTE THAT THE BOARD IS COMMITTED TO PROTECTING THE TAX-EXEMPT NATURE OF THE DIVIDENDS RECEIVED BY SHAREHOLDERS DURING THE CURRENT FISCAL YEAR (BEGINNING APRIL 1, 2009) AND AVOIDING ANY ACTION THAT WOULD CAUSE THE TAX-EXEMPT NATURE OF SUCH DIVIDENDS TO BE RE-CHARACTERIZED AS TAXABLE INCOME TO THE SHAREHOLDERS.  IN THIS REGARD, ON OCTOBER 30, 2009, THE BOARD APPROVED CHANGING THE FISCAL YEAR OF THE FUND TO DECEMBER 31 OF EACH YEAR BEGINNING ON DECEMBER 31, 2009.  HOWEVER, IF PROPOSAL 4 IS APPROVED, SHAREHOLDERS SHOULD BE AWARE THAT DIVIDENDS PAID BY THE FUND, IF ANY, COMMENCING ON JANUARY 1, 2010 WOULD BE TAXABLE.

If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders.  The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax.  An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash and would require certain information to be furnished by the foreign corporation, which may not be provided.  These investments could also result in the treatment of associated capital gains as ordinary income.  The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.  Dividends paid by passive foreign investment companies will not qualify as qualified dividend income eligible for taxation at reduced tax rates.

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Recommendations of the Board.  The Board met in person on September 24, 2009 to consider, among other things, the elimination of the Fund’s fundamental investment policy to invest at least 80% of its net assets (including the amount of borrowing for investment purposes) in “Insured Municipal Obligations, the income from which is exempt from regular federal income tax.” At the Board meeting, the Board reviewed materials furnished by the Proposed Adviser and information provided by representatives of the Proposed Adviser regarding the elimination of the Fund’s fundamental investment policy.  The Independent Directors unanimously approved the elimination of the Fund’s fundamental investment policy and recommended that shareholders of the Fund approve the elimination of the Fund’s fundamental investment policy.  The Independent Directors considered numerous factors in approving the elimination of the fundamental investment policy and making its recommendation, including: (1) to permit the Proposed Adviser to pursue total return for the shareholders by following a strategy of investing primarily in the securities of issuers the Proposed Adviser believes have opportunities for appreciation or in other closed-end investment companies the Proposed Adviser perceives as opportunities for appreciation; (2) adopting a new non-fundamental investment policy to permit the Fund to invest in other closed-end investment companies and other private and publicly-issued U.S. and foreign securities; (3) the desire to change the Fund’s name to Special Opportunities Fund, Inc. in the event that the Fund’s fundamental investment objective is replaced with a non-fundamental investment objective of providing total return and the Fund’s fundamental investment policy is eliminated; (4) the opportunity to avoid delay and costly shareholder meetings in the future by eliminating any fundamental investment policies; and (5) the benefits of permitting the Proposed Adviser to invest the Fund’s assets in securities other than insured municipal obligations so as to enable the Fund to respond to on-going developments and instability in the marketplace and to generate total return to the Fund’s shareholders.

This final factor was the most convincing to the Independent Directors in their determination to recommend Proposal 4 for approval by the shareholders.  Upon consideration, the Independent Directors believe that it is in the best interest of the Fund and its shareholders to permit the Proposed Adviser greater flexibility in investing the Fund’s assets and that over the long-term the limitations of the municipal bond market as the sole marketplace in which the Fund may invest would be disadvantageous to the Fund and its shareholders.  The Independent Directors also noted the weakness of the insurers of municipal obligations and the corresponding lack of value attributed to the insured component of those securities.  In making its determination, the Independent Directors considered the potential adverse consequences of the approval of Proposal 4, including the costs and expenses associated with changing the Fund’s investment mandate so significantly and the risks associated with investing in securities other than insured municipal obligations.  However, the Independent Directors agreed that the potential benefits to the Fund provided by the increased investment flexibility which may enable the Fund to be more resilient and less vulnerable to significant downturns in any single marketplace going forward, outweighed the potential adverse consequences.  Based on all of the foregoing factors, the Independent Directors, and the full Board, concluded that eliminating the Fund’s fundamental investment policy would be in the best interests of the Fund and its shareholders.

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Required Vote.  Approval of Proposal 4 requires the affirmative vote of a majority of the outstanding voting securities of the Fund.  Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares present at the Meeting or represented by proxy if the holders of 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding voting shares.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 4 TO ELIMINATE THE FUND’S FUNDAMENTAL INVESTMENT POLICY.  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” THE PROPOSED ELIMINATION OF THE FUND’S FUNDAMENTAL INVESTMENT POLICY.

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Proposal 5. To Ratify the Selection of Tait, Weller & Baker LLP as the Fund’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2009

Based on the recommendation of the Fund’s Audit Committee and by vote of the Independent Directors, the Board has selected the firm of Tait, Weller & Baker LLP (“Tait, Weller”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2009.  The engagement of Tait, Weller is conditioned upon the right of the Fund, by a vote of a majority of its outstanding voting securities, to terminate such engagement without penalty.

The Fund’s Audit Committee met on September 24, 2009 to consider the selection of a new independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2009 because it had been advised by the Fund’s prior auditing firm of such firm’s proposed audit fees to conduct the Fund’s audit for the December 31, 2009 fiscal year, which proposed fees were substantially higher than the audit fees paid by the Fund to the same auditing firm for prior years’ audits.  Having conducted a request for proposals, the Audit Committee met with Tait, Weller and, after due consideration, selected Tait, Weller to conduct the Fund’s audit for the fiscal year ending December 31, 2009.  There were no disagreements with the prior auditing firm.  The Fund received a letter dated October 1, 2009 from the prior auditor stating that the client-auditor relationship between the Fund and the prior auditor had ended.  The Audit Committee made its determination based on (1) several of its members’ previous experience with Tait, Weller as audit committee members of another closed-end fund for which Tait, Weller served as independent auditor and (2) the substantial savings to the Fund represented by the audit fees proposed to be charged by Tait, Weller to conduct the audit for the December 31, 2009 fiscal year.  Tait, Weller’s proposed audit fees for the fiscal year ending December 31, 2009 are $38,000 for audit services and $10,000 for tax review services.

A representative of Tait, Weller is not expected to be present at the Meeting but will be present by telephone and will have the opportunity to make a statement if he or she so desires.  This representative will also be available to respond to appropriate questions.  Representatives of the Fund’s prior auditor will not be present at the Meeting.

Required Vote.  Approval of Proposal 5 to ratify the selection of Tait, Weller & Baker LLP as the Fund’s independent registered public accounting firm requires the affirmative vote of the holders of a simple majority, defined as a majority of the votes cast by holders of shares of the Fund’s common stock present in person or represented by proxy at the Meeting, provided a quorum is present.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 5 TO RATIFY THE SELECTION OF TAIT, WELLER & BAKER LLP AS THE FUND’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” THE PROPOSED RATIFICATION.

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Additional Information about the Board

Board Meetings and Committees.  Each present director and director nominee has attended 100% of the meetings of the Board held since his respective election as director on August 12, 2009 or September 1, 2009.  Since August 12, 2009, the Board met five times and the Board’s Audit Committee met once.  Mr. Walden attended both Board meetings held since the Board approved his observer rights.

Audit Committee.  The Board has established an Audit Committee that acts pursuant to a written charter (the “Audit Committee Charter”) and whose responsibilities are generally: (i) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party providers; (ii) to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (iii) to oversee, or, as appropriate, assisting Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) to approve prior to appointment the engagement of the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors and the full Board; and (v) to act as liaison between the Fund’s independent auditors and the full Board.  A copy of the Audit Committee Charter is attached as Exhibit C.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund’s financial statements by the Audit Committee is not an audit, nor does the Audit Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements.  Members of the Audit Committee are not full-time employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors.  As such , it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews.  In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom such director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the director is not a member.

None of the members of the Audit Committee has any relationship to the Fund that may interfere with the exercise of his independence from management of the Fund, and each is independent as defined under the listing standards of the New York Stock Exchange (“NYSE”) applicable to closed-end funds.  The Audit Committee currently consists of Messrs. Hellerman, Chadwick and Harris.  Each member of the Audit Committee has attended 100% of the meetings of the Audit Committee held since his election as director (only one meeting of the Audit Committee has been held since such election).

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Nominating and Corporate Governance Committee.  The Board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter (the “Nominating and Corporate Governance Committee Charter”).  The Nominating and Corporate Governance Committee is responsible for, among other things, identifying and selecting qualified individuals to become Board members and members of Board committees and developing, adopting and periodically monitoring and updating the Fund’s corporate governance principles and policies.  A copy of the Nominating and Corporate Governance Committee Charter is attached as Exhibit D.  The Nominating and Corporate Governance Committee met on September 1, 2009, at which time its members were Messrs. Dakos, Das, Goldstein and Hellerman, for the purpose of considering and nominating Messrs. Chadwick and Harris to the Board.  The current Nominating and Corporate Governance Committee, consisting of  Messrs. Chadwick, Harris and Hellerman, met on October 16, 2009 for the purpose of considering and nominating Charles C. Walden to the Board.  None of Messrs. Hellerman, Chadwick or Harris is an “interested person” for purposes of the 1940 Act, and each is independent as defined under listing standards of the NYSE applicable to closed-end funds.  Each member of the Nominating and Corporate Governance Committee has attended 100% of the meetings of the Nominating and Corporate Governance Committee held since his election as director.

In nominating candidates, the Nominating and Corporate Governance Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. In identifying and evaluating nominees for director, the Nominating and Corporate Governance Committee takes into consideration such factors as it deems appropriate.  These factors may include: (i) whether or not the person is an “interested person” as defined in the 1940 Act, meets the independence and experience requirements of the NYSE applicable to closed-end funds and is otherwise qualified under applicable laws and regulations to serve as a member of the Board; (ii) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor and/or sub-advisors of the Fund, Fund service providers or their affiliates; (iii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member; (iv) the person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of the candidate’s experience with the experience of other Board members; and (vi) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, care of the Administrator, 615 East Michigan Street, Milwaukee, WI 53202, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by shareholders.  Shareholders can send other communications to the Board, care of the Administrator, 615 East Michigan Street, Milwaukee, WI 53202.

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Information Concerning the Fund’s Independent Registered Public Accounting Firm

The Fund’s financial statements for the fiscal year ended March 31, 2009, were audited by a firm other than Tait, Weller.  Such firm also prepared the Fund’s federal and state annual income tax returns and provided certain non-audit services.  The Fund’s prior auditing firm had been the Fund’s independent registered public accounting firm since the Fund’s inception in June 1993.

Based on the recommendation of the Fund’s Audit Committee and by vote of the Independent Directors, the Board selected Tait, Weller as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2009.  The Fund’s Audit Committee met on September 24, 2009 to consider the selection of a new independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2009 because it had been advised by the Fund’s prior auditor of its proposed audit fees to conduct the Fund’s audit for the December 31, 2009 fiscal year, which fees were substantially higher than the audit fees paid by the Fund to the same auditing firm for prior years’ audits.  Having conducted a request for proposals, the Audit Committee met with Tait, Weller and, after due consideration, selected Tait, Weller to conduct the audit for the fiscal year ending December 31, 2009.  The Audit Committee made its determination based on (1) several of its members’ previous experience with Tait, Weller as audit committee members of another closed-end fund for which Tait, Weller served as independent auditor and (2) the substantial savings to the Fund represented by the audit fees proposed to be charged by Tait, Weller to conduct the Fund’s audit for the December 31, 2009 fiscal year.  There were no disagreements with the prior auditing firm.  The Fund received a letter dated October 1, 2009 from the prior auditor stating that the client-auditor relationship between the Fund and the prior auditor had ended.  If the shareholders fail to ratify the selection, the Board will reconsider whether or not to retain Tait, Weller.  Tait, Weller has informed the Fund that it has no material direct or indirect financial interest in the Fund.

A representative of Tait, Weller is not expected to be present at the Meeting but will be present by telephone and will have the opportunity to make a statement if he or she so desires.  This representative will also be available to respond to appropriate questions.  Representatives of the Fund’s prior auditor will not be present at the Meeting.

Fees

The fees billed by the Fund’s prior auditor for professional services rendered to the Fund for the fiscal years ended March 31, 2009 and March 31, 2008 were previously disclosed in the Fund’s proxy statement to shareholders in connection with the Fund’s annual meeting of shareholders held on August 12, 2009.

Tait, Weller’s proposed fees for providing professional services to the Fund during the fiscal year ending December 31, 2009 are as follows:

Service	Proposed Fees
Audit	$38,000
Tax review	$10,000

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Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

Fees included in the tax review fees category comprise all services performed by professional staff in the independent accountant’s tax division in connection with the review of the Fund’s federal income tax returns.

Audit Committee Pre-Approval

The Audit Committee Charter adopted on September 1, 2009 contains the Audit Committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the Audit Committee Charter regarding such policies and procedures:

The Audit Committee shall:

approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund[.]

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Other Information

 Beneficial Ownership of Shares

The following is based upon a review of public filings.  As of September 30, 2009, management knew of the following persons who owned beneficially 5% or more of the common stock of the Fund:

Title of class	Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class*

Common Stock	Bulldog Investors General Partnership and Phillip Goldstein, 60 Heritage Drive, Pleasantville, NY 10570	2,078,913**	10.08%

Common Stock	Karpus Management Inc., d/b/a Karpus Investment Management, 183 Sully’s Trail, Pittsford, NY 14534	2,433,272***	11.80%

*	Percent of class is based on the number of shares outstanding as of September 30, 2009.
**	Based on a Schedule 13D/A filed with the SEC with respect to the Fund on April 29, 2009 by Bulldog Investors General Partnership and Phillip Goldstein.
***	Based on a Schedule 13D/A filed with the SEC with respect to the Fund on September 24, 2009 by Karpus Investment Management.

 Section 16(a) Beneficial Ownership Reporting Compliance

The Fund is not aware of any outstanding report required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 by any director or officer.

 Shareholder Proposals

The Meeting is a special meeting of shareholders.  Any shareholder who wishes to submit proposals to be considered at the Fund’s 2010 annual meeting of shareholders should send such proposals to the Secretary of the Fund, care of the Administrator, 615 East Michigan Street, Milwaukee, WI 53202.  In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than February 5, 2010.  Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws and informational requirements of the Fund’s Amended and Restated Bylaws, as in effect from time to time.

 Solicitation of Proxies

Your vote is being solicited by the directors of the Fund.  The cost of soliciting these proxies will be borne by the Fund.  The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies.

In addition, the Fund has made arrangements with a professional proxy solicitation firm, InvestorCom, Inc. (the “Solicitor”), to assist with solicitation of proxies.  The Fund anticipates that the cost of retaining the Solicitor will be approximately $20,000.  The Fund has agreed to indemnify the Solicitor against certain liabilities, including liabilities arising under the federal securities laws.  The directors and officers of the Fund may be involved in the solicitation of proxies.  The Fund does not reimburse such persons for the solicitation of proxies.  The Fund intends to pay all costs associated with the solicitation and the Meeting.

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The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy, electronic, oral or other means of communication.  If the Fund does not receive your proxy by a certain time, you may receive a telephone call from a proxy soliciting agent asking you to vote.

 Important notice regarding the availability of proxy materials for the special meeting of shareholders to be held on December 10, 2009:

The notice of special meeting of shareholders and this Proxy Statement, along with the Fund’s annual report for the fiscal year ended March 31, 2009, are available free of charge at www.icommaterials.com.

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Other Business

The Fund’s management knows of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their discretion.

By order of the Board,

Phillip Goldstein

Chairman of the Board

November 18, 2009

It is important that you execute and return your proxy promptly.

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EXHIBIT A

 Portfolio Investments and Related Risks

Other Closed-End Investment Company Securities.  The Fund will invest in the securities of other closed-end investment companies.  Investing in other closed-end investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other closed-end investment companies, including advisory fees.  In accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund will be limited by provisions of the 1940 Act that limit the amount the Fund can invest in other investment companies to 3% of any other investment company’s total outstanding stock.  As a result, the Fund may hold a smaller position in a closed-end investment company than if it were not subject to this restriction.  To comply with provisions of the 1940 Act, on any matter upon which stockholders of a closed-end investment company in which the Fund has invested are solicited to vote, the Fund’s investment adviser will vote such shares in the same general proportion as shares held by other stockholders of such closed-end investment company or seek instructions from the Fund’s shareholders with regard to the voting on such matter.  There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved.  Closed-end investment companies are subject to the risks of investing in the underlying securities.  The Fund, as a holder of the securities of another closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees.  These expenses are in addition to the direct expenses of the Fund’s own operations.  To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the purchased investment company.  The market price of a closed-end investment company fluctuates and may be either higher or lower than the net asset value of such closed-end investment company.

Common Stocks.  The Fund will invest in common stocks.  Common stocks represent an ownership interest in a company.  The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock).  While offering greater potential for long-term growth, common stocks and similar equity securities are more volatile and more risky than some other forms of investment.  Therefore, the value of your investment in the Fund may sometimes decrease instead of increase.  Common stock prices fluctuate for many reasons, including adverse events such as unfavorable earnings reports, changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur.  In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase for issuers.  Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease.  The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Exchange Traded Funds.  The Fund may invest in exchange-traded funds, which are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment.  ETFs are passively managed and their shares are traded on a national exchange.  ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.”  The investor purchasing a creation unit may sell the individual shares on a secondary market.  Therefore, the liquidity of ETFs depends on the adequacy of the secondary market.  There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities.  The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees.  These expenses are in addition to the direct expenses of the Fund’s own operations.

Fixed Income Securities, Including Non-Investment Grade Securities. The Fund may invest in fixed income securities, also referred to as debt securities.  Fixed income securities are subject to credit risk and market risk.  Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations.  Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity.  There is no limitation on the maturities or duration of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.  The Fund’s credit quality policy with respect to investments in fixed income securities does not require the Fund to dispose of any debt securities owned in the event that such security’s rating declines to below investment grade, commonly referred to as “junk bonds.”  Although lower quality debt typically pays a higher yield, such investments involve substantial risk of loss.  Junk bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments.  The market values for junk bonds tend to be very volatile and those securities are less liquid than investment grade debt securities.  Moreover, junk bonds pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.  In addition, bonds in the lowest two investment grade categories, despite being of higher credit rating than junk bonds, have speculative characteristics with respect to the issuer’s ability to pay interest and principal and their susceptibility to default or decline in market value.

Corporate Bonds, Government Debt Securities and Other Debt Securities. The Fund may invest in corporate bonds, debentures and other debt securities.  Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.  Certain debt securities are “perpetual” in that they have no maturity date.

The Fund may invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers.  These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities.  Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union.  The Fund may also invest in securities denominated in currencies of emerging market countries.  Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities.  A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default.  Some of these risks do not apply to issuers in large, more developed countries.  These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

Short Sale Risk.  When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security.  By closing out the short position prior to the ex-dividend date, such dividend expenses are avoided.  The Fund’s actual dividend expenses paid on securities sold short may be significantly higher than 0% of its managed assets due to, among other factors, the actual extent of the Fund’s short positions (which may range from 0% to 30% of managed assets), the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund’s short sale transactions, each of which may vary over time and from time to time.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities.  The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short.  Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is unlimited.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.  Short selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise.  Although the Fund reserves the right to utilize short sales, its investment adviser is under no obligation to utilize short sales at all.

The requirements of the 1940 Act and the Code provide that the Fund not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its managed assets.

Small and Medium Cap Company Risk.  Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.  Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories.  Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Fund’s investment adviser believes appropriate, and offer greater potential for gains and losses.

Foreign Securities.  The Fund may invest in foreign securities, including direct investments in securities of foreign issuers that are traded on a U.S. securities exchange or over the counter and investments in depository receipts (such as American Depositary Receipts (“ADRs”)), exchange-traded funds (“ETFs”) and other closed-end investment companies that represent indirect interests in securities of foreign issuers.  The Fund is not limited in the amount of assets it may invest in such foreign securities.  These investments involve certain risks not generally associated with investments in the securities of U.S. issuers, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability.  These risks could result in the Fund’s investment adviser misjudging the value of certain securities or in a significant loss in the value of those securities.

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding and confiscatory taxes), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks.  In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the U.S.  As an alternative to holding foreign traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described below).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company.  Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.  There is generally less government supervision and regulation of securities exchanges, broker dealers and listed companies than in the United States.  Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.  Payment for securities before delivery may be required.  In addition, with respect to certain foreign countries, including those with emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries.  For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase ADRs, international depositary receipts (“IDRs”) and global depository receipts (“GDRs”) which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.  However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities.  These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored.  Unsponsored receipts are established without the participation of the issuer.  Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.  Less information is normally available on unsponsored receipts.

Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Internal Revenue Code of 1986, as amended (the “Code”).  As a result, there can be no assurance as to what portion of the Fund’s distributions attributable to foreign securities will be designated as qualified dividend income.

Emerging Market Securities.  The Fund may invest up to 5% of its net assets in emerging market securities, although through its investments in ETFs, other investment companies or depository receipts that invest in emerging market securities, up to 20% of the Fund’s assets may be invested indirectly in issuers located in emerging markets.  The risks of foreign investments described above apply to an even greater extent to investments in emerging markets.  The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets.  Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets.  There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited.  Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries.  Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade.  The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade.  The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities.  In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund’s income from such securities.  In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund’s investments in those countries.  In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries.  There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.  Dividends paid by issuers in emerging market countries will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.

Preferred Stocks.  The Fund may invest in preferred stocks.  Preferred stock, like common stock, represents an equity ownership in an issuer.  Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights.  Preferred stock in some instances is convertible into common stock.  Although they are equity securities, preferred stocks have characteristics of both debt and common stock.  Like debt, their promised income is contractually fixed.  Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments.  Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Investment in preferred stocks carries risks, including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity.  Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters.  Distributions on preferred stock must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable.  Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue.  There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable.  The Fund may invest in non-cumulative preferred stock, although the Fund’s investment adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance.  The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock.  They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable.  Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.  In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

Convertible Securities.  The Fund may invest in convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period.  Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities.  The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.  The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Fund’s investment adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective.  The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Fund’s investment adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.  In evaluating these matters with respect to a particular convertible security, the Fund’s investment adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

The value of a convertible security, including, for example, a warrant, is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  Generally, the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Real Estate Investment Trusts.  The Fund may invest in real estate investment trusts (“REITs”).  REITs are financial vehicles that pool investors’ capital to purchase or finance real estate.  Investments in REITs will subject the Fund to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values.  In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties.  Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market.  In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors.  There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT.  An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties.  Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own.  Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties.  Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates.  Hybrid REITs invest both in real property and in mortgages.  Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code.

The Fund’s investments in REITs may include an additional risk to shareholders.  Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital.  Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero.  To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain.  In part because REIT distributions often include a nontaxable return of capital, trust distributions to shareholders may also include a nontaxable return of capital.  Shareholders that receive such a distribution will also reduce their tax basis in their common shares of the Fund, but not below zero.  To the extent the distribution exceeds a shareholder’s basis in the Fund’s common shares, such shareholder will generally recognize a capital gain.

The Fund does not have any investment restrictions with respect to investments in REITs.

Additional Risk Factors

Issuer Risk. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Foreign Currency Risk. Although the Fund will report its net asset value and pay expenses and distributions in U.S. dollars, the Fund may invest in foreign securities denominated or quoted in currencies other than the U.S. dollar.  Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Fund’s investment securities and net asset value.  For example, even if the securities prices are unchanged on their primary foreign stock exchange, the Fund’s net asset value may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange.  Certain currencies are more volatile than those of other countries and Fund investments related to those countries may be more affected.  Generally, if a foreign currency depreciates against the dollar (i.e., if the dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline.  When a given currency appreciates against the dollar (i.e., if the dollar weakens), the value of the existing investment in the securities denominated in that currency will rise.  Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

Defensive Positions. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents.  The Fund would not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Risk Characteristics of Options and Futures. Options and futures transactions can be highly volatile investments. Successful hedging strategies require the anticipation of future movements in securities prices, interest rates and other economic factors. When a fund uses futures contracts and options as hedging devices, the prices of the securities subject to the futures contracts and options may not correlate with the prices of the securities in a portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. Even if expectations about the market and economic factors are correct, a hedge could be unsuccessful if changes in the value of the portfolio securities do not correspond to changes in the value of the futures contracts. The ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If these positions cannot be closed out due to disruptions in the market or lack of liquidity, losses may be sustained on the futures contract or option. In addition, the Fund’s use of options and futures may have the effect of reducing gains made by virtue of increases in value of the Fund’s common stock holdings.

Securities Lending Risk.  Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.  Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance.  Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. The Fund would not have the right to vote any securities having voting rights during the existence of the loan.

EXHIBIT B

FORM OF INVESTMENT ADVISORY AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT

THIS INVESTMENT MANAGEMENT AGREEMENT dated and effective as of December 10, 2009 between Insured Municipal Income Fund, Inc., a Maryland corporation (herein referred to as the “Fund”), and Brooklyn Capital Management, LLC, a Delaware limited liability company (herein referred to as the “Investment Manager”).

WHEREAS, the Fund and the Investment Manager desire to enter into an investment management agreement whereby the terms of said agreement are set forth herein.

NOW THEREFORE, in consideration of the mutual covenants herein contained, it is agreed by the parties as follows:

1.           APPOINTMENT OF INVESTMENT MANAGER.  The Investment Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, to provide overall investment management services for the Fund, and in connection therewith to (i) supervise the Fund’s investment program, including advising and consulting with the Fund’s Board of Directors regarding the Fund’s overall investment strategy; (ii) make, in consultation with the Fund’s Board of Directors, investment strategy decisions for the Fund; (iii) manage the investing and reinvesting of the Fund’s assets; (iv) place purchase and sale orders on behalf of the Fund; (v) advise the Fund with respect to all matters relating to the Fund’s use of leveraging techniques; and (vi) provide or procure the provision of research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objective and limitations of the Fund.  The Investment Manager may delegate any of the foregoing responsibilities to a third party with the consent of the Board of Directors.

2.           EXPENSES.  In connection herewith, the Investment Manager agrees to maintain a staff within its organization to furnish the above services to the Fund.  The Investment Manager shall bear all expenses arising out of its duties hereunder.

Except as provided in Section 1 hereof, the Fund shall be responsible for all of the Fund’s expenses and liabilities, including expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund’s shares on any stock exchange; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and Exchange Commission; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of non-interested directors or non-interested members of any advisory or investment board, committee or panel of the Fund; fees and expenses of any officers and directors of the Fund who are not affiliated with the Investment Manager, the Fund’s administrator or their respective affiliates; travel expenses or an appropriate portion thereof of directors and officers of the Fund, or members of any advisory or investment board, committee or panel of the Fund, to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof, or of any such advisory or investment board, committee or panel; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.

3.           TRANSACTIONS WITH AFFILIATES.  The Investment Manager is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Manager or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Manager is further authorized, to the extent permitted by applicable law, to select brokers (including any brokers affiliated with the Investment Manager) for the execution of trades for the Fund.

4.           BEST EXECUTION; RESEARCH SERVICES.  The Investment Manager is authorized, for the purchase and sale of the Fund’s portfolio services, to employ such dealers and brokers as may, in the judgment of the Investment Manager, implement the policy of the Fund to obtain the best results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. Consistent with this policy, the Investment Manager is authorized to direct the execution of the Fund’s portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Manager to be useful or valuable to the performance of its investment advisory functions for the Fund.  It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, the commissions paid may be higher than those that the Fund might otherwise have paid to another broker if those services had not been provided.  Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Manager.  It is understood that the expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Investment Manager by brokers who effect securities transactions for the Fund may be used by the Investment Manager in servicing other investment companies and accounts that it manages.  Similarly, research services furnished to the Investment Manager by brokers who effect securities transactions for other investment companies and accounts that the Investment Manager manages may be used by the Investment Manager in servicing the Fund.  It is understood that not all of these research services are used by the Investment Manager in managing any particular account, including the Fund.

5.           REMUNERATION.  In consideration of the services to be rendered by the Investment Manager under this Agreement, the Fund shall pay the Investment Manager a monthly fee in United States dollars for the previous month at an annual rate of one (1.00%) percent of the Fund’s average weekly total assets.  If the fee payable to the Investment Manager pursuant to this paragraph 5 begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.  For purposes of calculating each such monthly fee, the value of the Fund’s total assets shall be computed at the time and in the manner specified in the Registration Statement.

6.           REPRESENTATIONS AND WARRANTIES.  The Investment Manager represents and warrants that it is duly registered and authorized as an investment adviser under the Investment Advisers Act of 1940, as amended, and the Investment Manager agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

7.           SERVICES NOT DEEMED EXCLUSIVE.  The services provided hereunder by the Investment Manager are not to be deemed exclusive and the Investment Manager and any of its affiliates or related persons are free to render similar services to others and to use the research developed in connection with this Agreement for other clients or affiliates.  Nothing herein shall be construed as constituting the Investment Manager an agent of the Fund.

8.           LIMIT OF LIABILITY.  The Investment Manager shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement.  The Investment Manager shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”).  The Fund will indemnify the Investment Manager against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Investment Manager.  Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Manager was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Manager was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither “interested persons” of the Fund nor parties to the proceeding (“disinterested non-party directors”), or (b) an independent legal counsel in a written opinion.  The Investment Manager shall be entitled to advances from the Fund for payment of the reasonable expenses (including reasonable counsel fees and expenses) incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law.

Prior to any such advance, the Investment Manager shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met.  In addition, at least one of the following additional conditions shall be met: (a) the Investment Manager shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Manager will ultimately be found to be entitled to indemnification.

9.           DURATION AND TERMINATION.  This Agreement shall have an initial term beginning December 10, 2009 and ending December 9, 2011, and then shall continue in effect thereafter for successive annual periods, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund’s Board of Directors who are not parties to this Agreement or “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the Fund’s Board of Directors or the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

Notwithstanding the above, this Agreement (a) may nevertheless be terminated at any time, without penalty, by the Fund’s Board of Directors, by vote of holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Investment Manager, upon sixty (60) days’ written notice delivered to each party hereto, and (b) shall automatically be terminated in the event of its assignment (as defined in the 1940 Act).  Any such notice shall be deemed given when received by the addressee.

10.           GOVERNING LAW.  This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

11.           NOTICES.  Any notice hereunder shall be in writing and shall be delivered in person or by facsimile (followed by delivery in person) to the parties at the addresses set forth below:

IF TO THE FUND:

INSURED MUNICIPAL INCOME FUND, INC.
615 East Michigan Street
Milwaukee, WI 53202

IF TO THE INVESTMENT MANAGER:

BROOKLYN CAPITAL MANAGEMENT, LLC
60 Heritage Drive
Pleasantville, NY 10570
Attention: Mr. Phillip Goldstein
Telephone No.: (914) 747-5262
Fax No.: (914) 747-2150

or to such other address as to which the recipient shall have informed the other party in writing.

Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail, on the date on which such facsimile or mail is sent.

12.           COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto caused their duly authorized signatories to execute this Agreement as of the day and year first written above.

                INSURED MUNICIPAL INCOME FUND, INC.

                By:   ____________________________________
               Name:             Phillip Goldstein
               Title:               Chairman of the Board

                By:   ____________________________________
               Name:             Gerald Hellerman
               Title:               Board Director

                BROOKLYN CAPITAL MANAGEMENT, LLC

                By:   ____________________________________
               Name:             Andrew Dakos
               Title:               Member

EXHIBIT C

AUDIT COMMITTEE CHARTER

(dated as of September 1, 2009)

Membership and Qualifications

The audit committee (the “Committee”) of Insured Municipal Income Fund Inc. (the “Fund”) shall consist of no fewer than 3 members.  Such members shall be appointed by the Fund’s Board of Director’s (the “Board”).   Subject to earlier removal by the Board, each member shall serve until he or she is no longer a director of the Fund, and until his or her successor shall have been duly elected and qualified.  The Board, in its sole discretion, may remove members of the Committee at any time and for any reason.  Any such vacancy shall be filled by the Board.

The Committee members shall elect a chairperson (the “Chairperson”) by a vote of a majority of the full Committee, or, if the members have failed to do so, then the Board shall designate the Chairperson.

No member of the Committee shall be an “interested person” of the Fund, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Board shall determine annually whether any member of the Committee is “an audit committee financial expert” as defined in Item 3 of Form N-CSR.

Purpose

The purposes of the Committee are:

(a)
to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

(b)	to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof;

(c)
to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;

(d)
to approve prior to appointment the engagement of the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; and

(e)	to act as liaison between the Fund’s independent auditors and the full Board.

                The independent auditors for the Fund shall report directly to the Committee.

Structure and Meetings

The Chairperson shall, after consultation with the other members of the Committee, (i) determine the dates, times and places for meetings of the Committee, and (ii) set the agenda for each meeting.  The Committee shall hold at least two meetings each year, and such additional meetings as the Chairperson determines are warranted under the circumstances in order for the Committee to fulfill its mandate.  The Chairperson shall preside at each meeting of the Committee, except that in the absence of the Chairperson at any particular meeting, then the Committee member designated by the Chairperson shall preside at such meeting.  A majority of the total number of Committee members then in office shall constitute a quorum for the transaction of Committee business and all matters to be decided by the Committee shall be decided by the affirmative vote of a majority of the members present in person or by proxy at a duly called meeting of the Committee.

Duties and Responsibilities

To carry out its purposes, the Committee shall have the following duties, powers and responsibilities:

(a)
to approve prior to appointment the engagement of auditors to annually audit and provide their opinion on the Fund’s financial statements, to recommend to those Board members who are not “interested persons” of the Fund, as such term is defined in Section 2(a)(19) of the 1940 Act) the selection, retention and termination of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors;

(b)
to approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

(c)	to develop, to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the engagement of the Fund’s auditors to provide any of the services described in (b) above;

(d)
to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring a pre-approval by the Committee are identified and referred to the Committee in a timely fashion;

(e)
to consider whether the non-audit services provided by the Fund’s auditor to the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

(f)	to review the arrangements for and scope of the annual audit and any special audits;

(g)	to review and approve the fees proposed to be charged to the Fund by the auditors for each audit and non-audit service;

(h)
to consider information and comments from the auditors with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices), to consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, to promote improvements in the quality of the Fund’s accounting and financial reporting;

(i)
to consider information and comments from the Auditors with respect to, and meet with auditors to discuss any matters of concern relating to, the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, and to review the auditors’ opinion on the Fund’s financial statements;

(j)	to resolve disagreements between management and the auditors regarding financial reporting;

(k)
to review with the Fund’s principal executive officer and/or principal financial officer, in connection with required certifications on Form N-CSR, any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Fund’s internal control over financial reporting;

(l)
to establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund of concerns about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Committee members, at the expense of the Fund, as appropriate.

The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members.  Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Committee at its next regularly scheduled meeting.

Role and Responsibilities

The function of the Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, an auditor’s responsibility to plan and carry out a proper audit.  Specifically, the Fund’s management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations.  The independent auditors are responsible for planning and carrying out an audit consistent with applicable professional standards and the terms of their engagement letter.  Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the auditors.

Although the Committee is expected to take a detached and questioning approach to the maters that come before it, the review of a Fund’s financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements. Members of the Committee are not full-time employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors.  As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.  In discharging their duties the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officer(s) of the Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the director is not a member.

Operating Policies

(a)
The Committee shall meet on a regular basis and at least two times annually and is empowered to hold special meetings as circumstances require.  The chair or a majority of the members shall be authorized to call a meeting of the Committee and shall send notice thereof.

(b)
The Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s Amended and Restated Bylaws.

(c)	The Committee shall have the authority to meet privately and to admit non-members individually by invitation.

(d)
The Committee may meet regularly, in separate executive sessions, with representatives of Fund management and the Fund’s independent auditors.  The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund’s investment adviser and with entities to discuss matters relating to the Fund’s accounting and compliance as well as other Fund-related matters.

(e)	The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

(f)	The Committee may select one of its members to be the chair and may select a vice chair.

(g)
A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee.  The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

(h)
The Board shall adopt and approve this Charter and may amend it on the Board’s own motion.  The Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

EXHIBIT D

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

(dated as of September 1, 2009)

Membership and Qualifications

The Nominating and Corporate Governance Committee (the “Committee”) of Insured Municipal Income Fund Inc. (the “Fund”) shall consist of no fewer than two members.  Such members shall be appointed by the Fund’s Board of Directors (the “Board”).  Subject to earlier removal by the Board, each member shall serve until he or she is no longer a director of the Fund, and until his or her successor shall have been duly elected and qualified.  The Board, in its sole discretion, may remove members of the Committee at any time and for any reason.  Any such vacancy shall be filled by the Board.

The Committee members shall elect a chairperson (the “Chairperson”) by a vote of a majority of the full Committee, or, if the members have failed to do so, then the Board shall designate the Chairperson.

All members of the Nominating Committee must satisfy the independence requirements of the New York Stock Exchange (“NYSE”) and other applicable regulatory requirements.

Purpose

The purposes of the Committee are to assist the Board in carrying out its responsibilities relating to (i) the identification and selection of qualified individuals to become Board members and members of Board committees; and (ii) the development, adoption and periodic monitoring/updating of corporate governance principles and policies.

The Committee is also responsible for producing a report to enable the Fund to make the required disclosures in the Fund’s proxy statement, in accordance with applicable rules and regulations, regarding the nominations process and the work of the Committee.

Structure and Meetings

The Chairperson shall, after consultation with the other members of the Committee, (i) determine the dates, times and places for meetings of the Committee, and (ii) set the agenda for each meeting.  The Committee shall hold at least one meeting each year, and such additional meetings as the Chairperson determines are warranted under the circumstances in order for the Committee to fulfill its mandate.  The Chairperson of the Committee shall preside at each meeting of the Committee, except that in the absence of the Chairperson at any particular meeting, then the Committee member designated by the Chairperson shall preside at such meeting.  A majority of the total number of Committee members then in office shall constitute a quorum for the transaction of Committee business and all matters to be decided by the Committee shall be decided by the affirmative vote of a majority of the members present in person or by proxy at a duly called meeting of the Committee.

Duties and Responsibilities

The Committee shall have the following power, authority and responsibilities:

(a)
Identify individuals qualified to become Board members and members of Board committees (including members to fill vacancies), consistent with criteria approved by the Board, and to recommend particular director nominees to the Board (including nominations for re-election of continuing/incumbent directors) for the next annual meeting of shareholders, except if and to the extent the Fund is legally required by contract or otherwise to provide third parties with the ability to nominate directors (in which case the selection and nomination of such directors need not be subject to action by the Committee).  The Committee will seek candidates for the Board that have exhibited strong decision-making ability, substantial business experience, relevant knowledge, skills or technological expertise and exemplary personal integrity and reputation.  The Committee will have the sole authority to retain and terminate any search firm to be used to assist the Committee, and will have sole authority to approve such firm’s fees and other retention terms.  The Committee will also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors at the Fund’s expense and will have sole authority to approve the any such advisor’s fees and other retention terms.

(b)
Develop and recommend to the Board a set of corporate governance guidelines and principles applicable to the Fund, including, without limitation, (i) a requirement that the Fund’s non-management directors meet at regularly scheduled executive sessions without Fund management, (ii) director qualification standards (including qualification standards for service on Board committees), including independence, (iii) director responsibilities, including attendance at meetings and advance review of materials, (iv) director access to management and independent advisors, (v) director orientation and continuing education; (vi) management succession, including principles for selection and performance review; and (vii) annual evaluation of Board and committee performance.

(c)	Monitor data submitted to the Board by individual directors that may impact independence and make recommendations to the Board regarding action, if any, that may be required in view of such data.

(d)	Consider and make recommendations to the Board on membership of Board committees and the responsibilities of those committees to enhance overall Board performance.

(e)	Periodically evaluate and make recommendations with respect to: (i) director qualifications and selection criteria; and (ii) Board size and composition.

(f)	Periodically review and make recommendations with respect to the corporate governance guidelines and code of ethics.

(g)	Review and reassess annually the adequacy of this Charter and recommend to the Board for approval any proposed changes to this Charter.

(h)	Perform such other duties and responsibilities as may be assigned to the Committee from time to time by the Board.

Operating Policies

(a)
The Committee may, at its discretion, keep the minutes of all Committee meetings (designating in its discretion such individuals to record the minutes) and approve them by subsequent action.  The Committee will circulate the approved minutes, if any are taken, of the Committee meetings to the full Board for review.

(b)       The Committee will determine its rules of procedure in accordance with the Fund’s principles of corporate governance and the Fund’s Amended and Restated Bylaws.

(c)
At each regular Board meeting held following a Committee meeting, the Chairperson will report to the Board regarding the actions taken by and the activities and findings of the Committee since the last Board meeting, as well as any recommendations for action by the Board when appropriate.